Goldman Sachs Trust

Institutional Liquid Assets Government Portfolio

ILA Shares

ILA Administration Shares
ILA Service Shares
ILA Cash Management Shares

Supplement dated May 12, 2006 to

Prospectuses dated April 28, 2006

In light of relatively low asset balances, the Board of Trustees of Goldman Sachs Trust is currently assessing the level of shareholder interest in the Institutional Liquid Assets Government Portfolio (the “ILA Government Portfolio”), and is considering the possible liquidation of that Portfolio during the third or fourth quarter of 2006. A final determination regarding the possible liquidation of the ILA Government Portfolio has not yet been made. If the Trustees decide to liquidate the ILA Government Portfolio, advance notice will be forwarded to shareholders at least 60 days prior to the liquidation. Upon liquidation, it is expected that shareholders will receive $1.00 for each outstanding ILA Government Portfolio share plus accrued and unpaid earnings of the Portfolio at the time of liquidation.